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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999 in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-84691) and related Prospectus of Interactive Magic, Inc. for the registration of 2,119,889 shares of its common stock.

                                        /s/ Ernst & Young LLP

Raleigh, North Carolina
September 9, 1999